VOYA SEPARATE PORTFOLIOS TRUST

Voya Securitized Credit Fund

(the “Fund”)

Supplement dated February 1, 2016

to the Fund’s Class A, Class I and Class P shares’ Statement of Additional Information (“SAI”)

dated July 31, 2015

Effective immediately, the Fund’s SAI is hereby revised as follows:

1.	In the section entitled “Fundamental and Non-Fundamental Investment Restrictions—Fundamental Investment Restrictions,” the following is added to the last paragraph:

With respect to Voya Securitized Credit Fund, the Fund takes the position, with respect to concentration in any particular industry or group of industries under Fundamental Investment Restriction No. 1 above, that agency mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, non-agency residential mortgage-backed securities, commercial mortgage-backed securities, collateralized mortgage obligations or any asset-backed securities do not represent interests in any particular industry or group of industries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE